                                                                   EXHIBIT 10.26


                          MORRISON KNUDSEN CORPORATION
                     AMENDED AND RESTATED STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT

     THIS AGREEMENT (this "Agreement"), dated as of January 20, 1999, is made by and between Morrison Knudsen Corporation, a Delaware corporation hereinafter referred to as "Company," and ROBERT A. TINSTMAN, an employee of the Company or Subsidiary of the Company, hereinafter referred to as "Optionee":

     WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its $.01 par value Common Stock; and

     WHEREAS, the Company wishes to carry out the Plan (as hereinafter defined), the terms of which are hereby incorporated herein by reference and made a part hereof; and

     WHEREAS, the execution of a Nonqualified Stock Option Agreement in the form hereof has been duly authorized by a resolution of the Board of Directors of the Company duly adopted on January 20, 1999, and incorporated herein by reference; and

     WHEREAS, this Option is intended to be a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Code;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Wherever the following terms are used in this Agreement with initial capital letters, they shall have the meanings specified in the Plan unless the context clearly indicates otherwise.

Section 1.1 - Beneficiary
Section 1.2 - Code
Section 1.3 - Common Stock
Section 1.4 - Company
Section 1.5 - Employee
Section 1.6 - Exchange Act
Section 1.7 - Fair Market Value
Section 1.8 - Subsidiary
Section 1.9 - Termination of Employment

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